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                                                                    EXHIBIT 24.1

                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), do hereby constitute and appoint James J. Bender, Tony Gehres and Brian Shore their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as officers of Williams, as hereinafter set forth below their signature, to sign a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of $300,000,000 aggregate principal amount of 5.50% Junior Subordinated Convertible Debentures due 2033 issued in May 2003 by Williams, whereby selling security holders named in the prospectus or a prospectus supplement of said registration statement may resell their convertible debentures and the common shares upon conversion of their convertible debentures, and any and all amendments and pre- and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint James J. Bender, Tony Gehres and Brian Shore its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign such registration statement and any and all amendments and pre- and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                                     * * * *

                             signature pages follows

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         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the ___ day of June, 2003.

____________________________________        ____________________________________
Steven J. Malcolm                           Donald R. Chappel
President, Chief Executive Office and       Chief Financial Officer (Principal
Chairman of the Board (Principal            Financial Officer)
Executive Officer)

____________________________________        ____________________________________
Gary R. Belitz                              Hugh M. Chapman
Controller (Principal Accounting            Director
Officer)

____________________________________        ____________________________________
Thomas H. Cruikshank                        William E. Green
Director                                    Director

____________________________________        ____________________________________
W. R. Howell                                Charles M. Lillis
Director                                    Director

____________________________________        ____________________________________
George A. Lorch                             Frank T. MacInnis
Director                                    Director

____________________________________        ____________________________________
Janice D. Stoney                            Joseph H. Williams
Director                                    Director

                                              THE WILLIAMS COMPANIES, INC.

                                              By: ______________________________
                                                  Name:
                                                  Title:

ATTEST:

____________________________________
Name:
Title:

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Accepted and agreed to this ____ day of June, 2003

By: ______________________________________
    Name: James J. Bender
    Title:

Accepted and agreed to this ____ day of June, 2003

By: ______________________________________
    Name: Tony Gehres
    Title:

Accepted and agreed to this ____ day of June, 2003

By: ______________________________________
    Name: Brian Shore
    Title:

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